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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 20, 1998
                (Date of earliest event reported: December 12, 1997)



                                 STORAGE TRUST REALTY
                         -----------------------------------
               (Exact name of registrant as specified in its charter)



         MARYLAND                     1-13462               43-1689825
----------------------------       --------------      ---------------------
(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                File Number)        Identification No.)


                                2407 RANGELINE STREET
                               COLUMBIA, MISSOURI 65202
                               ------------------------
                 (Address and zip code of principal executive offices)

      Registrant's telephone number, including area code: (573)499-4799
                                                         --------------


                                    NOT APPLICABLE
                          ----------------------------------
               (Former name or former address, if changed since last report)


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ITEM 5: ACQUISITION OF FACILITIES

During the period from October 1, 1997 to December 31, 1997, Storage Trust Realty (the "Company") completed the acquisition of six self-storage facilities through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 94.74% ownership interest as of December 31, 1997. These facilities, totaling approximately 344,000 net rentable square feet, are located in two states, and were purchased for approximately $21,117,000.

All of the facilities were acquired in arms-length transactions and there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

Each of the facilities has been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of those facilities for that purpose.

These facilities were acquired for cash.

The cash for these acquisitions was provided from the net proceeds from the sale of 2,530,000 shares of the Company's Common Stock that occurred in October and November 1997.


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The following tables provide certain information concerning the facilities acquired:


TABLE I

                                                                                 DATE OF
FACILITY AND LOCATION                         SELLER(S)                        ACQUISITION
---------------------                    ---------------------                --------------
Storage Solver
Lee Highway                               Storage Solver II
Centreville, VA                           Limited Partnership                  Oct. 23, 1997

Storage Solver
South Sterling Blvd.
Sterling, VA                              Kafem, Inc.                          Oct. 23, 1997

Carrollton Self Storage                   Marsh/Forest Lockers,
Marsh Lane                                Ltd. and Carrollton
Carrollton, TX                            Self Storage, L.L.C.                 Oct. 31, 1997

Forest Central Self Storage
Forest Central Drive                      Marsh/Forest
Dallas, TX                                Lockers, Ltd.                        Oct. 31, 1997

Space Saver
South Cooper Street                       Space Saver Central
Arlington, TX                             Joint Venture                        Nov. 6, 1997

Clear Lake Depot                          Texas Townhouse &
Highway 3                                 Condominium Owners
Webster, TX                               Association, Inc.                    Dec. 12, 1997

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

TABLE II

                                                          NET                        PERCENTAGE
                                                        RENTABLE                    OCCUPANCY<F3>
                                      PURCHASE           SQUARE           # OF       AT DATE OF
 FACILITY AND LOCATION                 PRICE            FOOTAGE          UNITS       ACQUISITION
---------------------------      ------------------   ------------     ---------   ---------------
Storage Solver
Lee Highway
Centreville, VA                  $ 5,000,000 <F1>         52,425           519           78%

Storage Solver
South Sterling Blvd.
Sterling, VA                     $ 4,100,000 <F1>         33,075           364           93%

Carrollton Self Storage
Marsh Lane
Carrollton, TX                   $ 4,985,000 <F1>         81,225           715           76%

Forest Central Self Storage
Forest Central Drive
Dallas, TX                       $ 3,052,000 <F1>         72,125           780           19%

Space Saver
South Cooper Street
Arlington, TX                    $ 2,213,000 <F1>         57,525           467           97%

Clear Lake Depot
Highway 3
Webster, TX                      $ 1,767,000 <F1>         47,655           490           95%
                                 -----------             -------         -----          ---
Totals or Average                $21,117,000             344,030         3,335           74%
                                 ===========             =======         =====          ===

Notes to TABLE II:

<F1>  Acquired for cash.
<F2>  Determined by dividing net rentable square footage occupied by total net rentable square footage.

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS APPLICABLE TO REPORTED FACILITIES

          It is not possible to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X, as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 30 days of the date of this filing.

(b)       PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

          It is not possible to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X, as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 30 days of the date of this filing.

(c)       EXHIBITS

          See Index to Exhibits, which is hereby incorporated by reference herein.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          STORAGE TRUST REALTY



March 20, 1998                                  /s/ Michael G. Burnam
--------------                                 ----------------------
(Date)                                          Michael G. Burnam
                                                Chief Executive Officer

March 20, 1998                                  /s/ Stephen M. Dulle
--------------                                 ----------------------
(Date)                                          Stephen M. Dulle
                                                Chief Financial Officer

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